                                                                    EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES

                              SUBSIDIARY SCHEDULE
                                JANUARY 29, 1996

                                                                                  STATE OF
                                 CORPORATION                                   INCORPORATION
-----------------------------------------------------------------------------  --------------
A.B.C. Health Equipment Corp. ...............................................  New York
AdviNet, Inc. ...............................................................  Delaware
AGI-Camelot, Inc. ...........................................................  Missouri
AGI-McDonald County Health Care, Inc. .......................................  Missouri
Alliance Health Services, Inc. ..............................................  Delaware
Alliance Home Health Care, Inc. .............................................  Connecticut
Amco Medical Service, Inc. ..................................................  Texas
American Transitional Care Centers of Texas, Inc. ...........................  Texas
American Transitional Care Dallas-Fort Worth, Inc. ..........................  Texas
American Transitional Health Care, Inc. .....................................  Delaware
American Transitional Hospitals, Inc. .......................................  Delaware
American Transitional Hospitals of Indiana, Inc. ............................  Indiana
American Transitional Hospitals of Oklahoma, Inc. ...........................  Oklahoma
American Transitional Hospitals of Tennessee, Inc. ..........................  Tennessee
American Transitional Hospitals -- Texas Medical Center, Inc. ...............  Delaware
ATH -- Clear Lake, Inc. .....................................................  Delaware
ATH -- Columbus, Inc. .......................................................  Delaware
ATH Del Oro, Inc. ...........................................................  Texas
ATH Heights, Inc. ...........................................................  Texas
ATH Oklahoma City, Inc. .....................................................  Oklahoma
ATH Tucson, Inc. ............................................................  Arizona
Beverly Acquisition Corporation..............................................  Delaware
Beverly Assisted Living, Inc. ...............................................  Delaware
Beverly Health and Rehabilitation Services, Inc. ............................  California
Beverly Enterprises -- Alabama, Inc. ........................................  California
Beverly Enterprises -- Arizona, Inc. ........................................  California
Beverly Enterprises -- Arkansas, Inc. .......................................  California
Beverly Enterprises -- California, Inc. .....................................  California
Beverly Enterprises -- Colorado, Inc. .......................................  California
Beverly Enterprises -- Connecticut, Inc. ....................................  California
Beverly Enterprises -- Delaware, Inc. .......................................  California
Beverly Enterprises -- Distribution Services, Inc. ..........................  California
Beverly Enterprises -- District of Columbia, Inc. ...........................  California
Beverly Enterprises -- Florida, Inc. ........................................  California
Beverly Enterprises -- Garden Terrace, Inc. .................................  California
Beverly Enterprises -- Georgia, Inc. ........................................  California
Beverly Enterprises -- Hawaii, Inc. .........................................  California
Beverly Enterprises -- Idaho, Inc. ..........................................  California
Beverly Enterprises -- Illinois, Inc. .......................................  California
Beverly Enterprises -- Indiana, Inc. ........................................  California
Beverly Enterprises -- Iowa, Inc. ...........................................  California
Beverly Enterprises -- Kansas, Inc. .........................................  California
Beverly Enterprises -- Kentucky, Inc. .......................................  California
Beverly Enterprises -- Louisiana, Inc. ......................................  California
Beverly Enterprises -- Maine, Inc. ..........................................  California

                                                                    EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES

                       SUBSIDIARY SCHEDULE -- (CONTINUED)
                                JANUARY 29, 1996

                                                                                  STATE OF
                                 CORPORATION                                   INCORPORATION
-----------------------------------------------------------------------------  --------------
Beverly Enterprises -- Maryland, Inc. .......................................  California
Beverly Enterprises -- Massachusetts, Inc. ..................................  California
Beverly Enterprises -- Michigan, Inc. .......................................  California
Beverly Enterprises -- Minnesota, Inc. ......................................  California
Beverly Enterprises -- Mississippi, Inc. ....................................  California
Beverly Enterprises -- Missouri, Inc. .......................................  California
Beverly Enterprises -- Montana, Inc. ........................................  California
Beverly Enterprises -- Nebraska, Inc. .......................................  California
Beverly Enterprises -- Nevada, Inc. .........................................  California
Beverly Enterprises -- New Hampshire, Inc. ..................................  California
Beverly Enterprises -- New Jersey, Inc. .....................................  California
Beverly Enterprises -- New Mexico, Inc. .....................................  California
Beverly Enterprises -- North Carolina, Inc. .................................  California
Beverly Enterprises -- North Dakota, Inc. ...................................  California
Beverly Enterprises -- Ohio, Inc. ...........................................  California
Beverly Enterprises -- Oklahoma, Inc. .......................................  California
Beverly Enterprises -- Oregon, Inc. .........................................  California
Beverly Enterprises -- Pennsylvania, Inc. ...................................  California
Beverly Enterprises -- Rhode Island, Inc. ...................................  California
Beverly Enterprises -- South Carolina, Inc. .................................  California
Beverly Enterprises -- Tennessee, Inc. ......................................  California
Beverly Enterprises -- Texas, Inc. ..........................................  California
Beverly Enterprises -- Utah, Inc. ...........................................  California
Beverly Enterprises -- Vermont, Inc. ........................................  California
Beverly Enterprises -- Virginia, Inc. .......................................  California
Beverly Enterprises -- Washington, Inc. .....................................  California
Beverly Enterprises -- West Virginia, Inc. ..................................  California
Beverly Enterprises -- Wisconsin, Inc. ......................................  California
Beverly Enterprises -- Wyoming, Inc. ........................................  California
Beverly Enterprises Japan Limited............................................  California
Beverly Enterprises Medical Equipment Corporation............................  California
Beverly Enterprises Rehabilitation Corporation...............................  California
Beverly Holdings I, Inc. ....................................................  Delaware
Beverly Manor Inc. of Hawaii.................................................  California
Beverly Real Estate Holdings, Inc. ..........................................  Delaware
Beverly REMIC Depositor, Inc. ...............................................  California
Beverly Savana Cay Manor, Inc. ..............................................  California
Brownstone Pharmacy, Inc. ...................................................  Connecticut
Columbia-Valley Nursing Home, Inc. ..........................................  Ohio
Commercial Management, Inc. .................................................  Iowa
Computran Systems, Inc. .....................................................  Oregon
Continental Care Centers of Council Bluffs, Inc. ............................  Iowa
DD Wholesale, Inc. ..........................................................  Massachusetts
Dunnington Drug, Inc. .......................................................  Delaware
Dunnington Rx Services of Rhode Island, Inc. ................................  Rhode Island

                                                                    EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES

                       SUBSIDIARY SCHEDULE -- (CONTINUED)
                                JANUARY 29, 1996

                                                                                  STATE OF
                                 CORPORATION                                   INCORPORATION
-----------------------------------------------------------------------------  --------------
Dunnington Rx Services of Massachusetts, Inc. ...............................  Massachusetts
Forest City Building Ltd.....................................................  Missouri
Hallmark Convalescent Homes, Inc. ...........................................  Michigan
Healthcare Prescription Services, Inc. ......................................  Indiana
Home Medical Systems, Inc. ..................................................  Delaware
Hospice Preferred Choice, Inc. ..............................................  Delaware
Hospital Facilities Corporation..............................................  California
Insta-Care Holdings, Inc. ...................................................  Florida
Insta-Care Pharmacy Services Corporation.....................................  Texas
Insurance Software Packages, Inc. ...........................................  Florida
Kenwood View Nursing Home, Inc. .............................................  Kansas
Liberty Nursing Homes, Incorporated..........................................  Virginia
Medical Arts Health Facility of Lawrenceville, Inc. .........................  Georgia
Medical Health Industries, Inc. .............................................  Delaware
Medview Services, Incorporated...............................................  Florida
Moderncare of Lumberton, Inc. ...............................................  North Carolina
Nebraska City S-C-H, Inc. ...................................................  Nebraska
Nursing Home Operators, Inc. ................................................  Ohio
Omni Med B, Inc. ............................................................  Connecticut
Peterson Health Care, Inc. ..................................................  Florida
Pharmacy Corporation of America..............................................  California
Pharmacy Corporation of America -- Massachusetts, Inc. ......................  Delaware
Pharmacy Dynamics Group, Inc. ...............................................  Florida
Phymedsco, Inc. .............................................................  West Virginia
Resource Opportunities, Inc. ................................................  Florida
Salem No. 1, Inc. ...........................................................  Missouri
South Alabama Nursing Home, Inc. ............................................  Alabama
South Dakota -- Beverly Enterprises, Inc. ...................................  California
Spectra Rehab Alliance, Inc. ................................................  Delaware
Synergos, Inc. ..............................................................  California
Synergos -- North Hollywood, Inc. ...........................................  California
Synergos -- Pleasant Hill, Inc. .............................................  California
Synergos -- Scottsdale, Inc. ................................................  Arizona
Taylor County Health Facility, Inc. .........................................  Florida
TMD Disposition Company......................................................  Florida
Vantage Healthcare Corporation...............................................  Delaware